March 4, 2008
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account B
ML of New York Retirement Plus Separate Account B-
Registration Nos. 33-45380
Commissioners:
ML Life Insurance Company of New York, on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended December 31, 2007, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Annual Report Filings:
BlackRock Series Fund, Inc.
BlackRock Money Market V.I. Fund, SEC File No.: 811-03290
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
Merrill Lynch Life Insurance Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (319) 297-8330.
Very truly yours,

/s/ Darin D. Smith
Darin D. Smith

ML Life Insurance Company of New York
4 Manhattanville Road
Purchase, NY 10577